UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  08-30-2002
                                                         --------------

                            ViaStar Holdings, Inc.
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            (Exact name of registrant as specified in its charter)

          Nevada                      000-28485               88-0380343
 ----------------------------       ----------------      -------------------
(State or other jurisdiction       (Commission File        (IRS Employer
    of incorporation)                   Number)          Identification No.)

       2141 Palomar Airport Road, Suite 310, Carlsbad, California 92009
          ---------------------------------------------------------
                   (Address of principal executive offices)

                                 760-496-0458
                         ---------------------------
                         (Issuer's telephone number)

                                Not Applicable
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        (Former name or former address, if changed since last report)


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Item 7. Regulation FD Disclosure

On August 20th, 2002, we filed our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as Exhibit 99.1 to this Form 8-K Current Report, the Certification of George Malasek, our Chairman, and Chief Executive Officer, and of Kenneth Yonika our Chief Financial Officer, and Principal Accounting Officer.

Exhibits

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaStar Holdings,Inc.


By: /s/Kenneth Yonika
   -------------------------------------
   Chief Financial Officer

Date:  08-30-2002


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